UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
__________________

FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 29, 2013

LIFEAPPS DIGITAL MEDIA INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54867	80-0671280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5752 Oberlin Drive, #106
San Diego, CA  92121
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (858) 952-5715

Not Applicable
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreememt.

On March 29, 2013, LifeApps Digital Media Inc., a Delaware corporation (the “Company”), and LifeApps Inc., the Company’s wholly-owned Nevada subsidiary (“LifeApps”), entered into an Asset Acquisition Agreement (the “Acquisition Agreement”) with Edward Derek Laffey (the “Seller”), pursuant to which:

•
the Company, through LifeApps, will acquire from the Seller substantially all of the assets (the “Sports One Assets”) used to conduct the business of Sports One Group and Performance Gear International, a wholesale supplier to the promotional products industry providing athletic apparel, uniforms and decorating services (the “Business”), including, among other things, a customized website and internet applications utilized to conduct electronic commerce between manufacturers and purchasers of sports and health and fitness apparel;

•	the Company will not assume any of the liabilities of the Seller or the Business;

•
the Company will deposit the purchase price of $99,500 into escrow, to be released to the Seller: (a) $75,000 upon closing of the acquisition (the “Closing”), (b) $15,000 upon notice from the Company to the escrow agent that the Seller has satisfactorily completed training with respect to operation and management of the Purchased Assets, and (c) $9,500 upon notice from the Company to the escrow agent that the Seller has satisfactorily provided consultation services within the first four weeks following the Closing; and

•	the Seller agreed not to compete with the Business for a period of five years following the Closing.

The foregoing description of the Acquisition Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Acquisition Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 2.01. Completion of Acquisition or disposition of Assets.

On April 1, 2013, LifeApps completed the acquisition of the Sports One Assets. Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On April 2, 2013, the Company issued a press release to announce it had acquired the Sports One Assets. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 is being furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Asset Acquisition Agreement, dated March 29, 2013, by and among LifeApps Digital Media Inc., LifeApps Inc., and Edward Derek Laffey

99.1	Press Release, dated April 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEAPPS DIGITAL MEDIA INC.

Date: April 4, 2013	By:	/s/ Arnold Tinter
Name: Arnold Tinter
Title: Chief Financial Officer